Colfax™

Investor Presentation

November 2008

Forward-Looking Statements

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Registration Statement on Form S-1 under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Company Overview

- 2007 revenue of $506 million
- ~2,000 associates worldwide
- 16 principal production facilities in 7 countries
- Over 300 direct sales and marketing associates
- More than 450 authorized distributors in 79 countries
- Headquartered in Richmond, VA

Products

2 & 3 Screw Pumps	Centrifugal Pumps	Progressive Cavity Pumps	Fluid Handling Systems	Precision Gear Pumps	Specialty Valves








End Markets

Commercial Marine	Oil & Gas	Power Generation	Global Navy	General Industrial







Colfax is strategically focused on serving key infrastructure end markets in the fluid handling industry

Background

- Founded in 1995
- John Young, President & CEO, was an original founder
- Equity capital provided by Mitch and Steve Rales, founders of Danaher (NYSE: DHR)
- Targeted global industrial companies with strong brands
- 12 acquisitions, 5 divestitures
- Exclusively focused on fluid handling industry
- Proven, experienced management team
- Began trading on the NYSE in May 2008

There are approximately 5,000 pump companies globally and Colfax is in the top 15

Colfax Business System Drives Business Improvement

- Derived from the proven Danaher Business System
- Utilize Voice of the Customer ("VOC") to target breakthrough growth initiatives, new products and applications
- Conduct root-cause analysis, develop process improvements and implement sustainable systems
- Culture of continuous improvement
- Integrated in all aspects of operations and strategic planning



POLICY DEPLOYMENT
Six Sigma Quality
On Time Delivery - Products and Services
Cost Control and Improvement
Voice of the Customer
Customer Satisfaction
Profitable Sales Growth
Production Preparation
Poka-Yoke
Jidoka
Strategic Supplier Development
Design for Six Sigma
Product Development System
QFD
Six Sigma Process
DOE
Multi-skilled Workforce
JIT Accounting
DMP
SMED
Visual
TPM Management
One-piece Flow
Problem Solving
Benchmark
5S
Metrics
Standard Work
Measurement System Analysis
Cellularization
Total Associate Involvement

CBS is how we manage our business and has been the key driver of our success

Colfax Investment Highlights

- Global leader in specialty fluid handling products
- Proven application expertise in solving critical customer needs
- Serving fast growing global infrastructure driven end markets
- Leading brand names generating aftermarket sales and services
- Experienced management team in place to grow organically and through strategic acquisition
- Strong financial position
- Significant insider ownership

Consistent track record of driving profitable organic sales growth

Broad Product Portfolio Focused on Customer Applications

2 and 3 Screw Pumps



Centrifugal Pumps



Progressive Cavity Pumps





Fluid Handling Systems



Precision Gear Pumps



Specialty Valves

Well recognized brands across served markets

Serving Critical Applications in Our Key End Markets

Commercial Marine



Oil & Gas



Power Generation



Global Navy



General Industrial



Key Markets	Applications	Brands
Marine	Fuel oil transfer; oil transport; water and wastewater handling	Allweiler, Houttuin, Imo AB
Oil & Gas	Crude oil gathering; pipeline services; unloading and loading; rotating equipment lubrication; lube oil purification	Allweiler, Houttuin, Imo, LSC,Tushaco, Warren
Power Generation	Fuel unloading, transfer, burner and injection; rotating equipment lubrication	Allweiler, Imo, Tushaco, Warren
Global Navy	Fuel oil transfer; oil transport; water and wastewater handling; firefighting; fluid control	Allweiler, Fairmount, Imo, IMO AB, Portland Valve, Warren
General Industrial	Machinery lubrication; hydraulic elevators; chemical processing; pulp and paper processing; food and beverage processing	Allweiler, Fairmount, Houttuin, Imo, Tushaco, Warren, Zenith

Colfax Strong Application Expertise

Situation Analysis

Customer building new pipeline to transport crude oil from Karama oil field in western Egypt to base production facility onto Sumed pipeline for storage and further transfer

Colfax Solution

- Turn-key solution - design, build, install, commission three identical skid packages
  - Warren chosen because of versatility in handling crude oil applications
- Shipped, installed and commissioned in early 2006
- Follow-on order shipped in December 2007 with a subsequent order booked in 2Q08





Situation Analysis

Customer contracted to design / build critical auxiliary system components for a new Finnish 1.6 GW nuclear power plant

Colfax Solution

- Turn-key solution - design, build, install large lube oil skid system
  - Allweiler chosen because of technical competency
- Shipped in November 2007 and to be commissioned at start-up in 2010





Proven expertise in meeting customer needs in critical applications

Develop New Products, Applications and Technologies Driven by Voice of the Customer


Gas Engine Pump Skid


Traditional Propeller Pumps
ALLTRIMM


Allweiler's ALLTRIMM


Warren's Vertical Submersible Bitumen Pump

Example: Commercial Marine

End-user Problem:

- Stricter environmental standards regarding inadvertent discharge of oily water in port resulting in large fines and delays to ship owners

Colfax Solution:

- Introduced magnetic drive pump to eliminate seal leakages
- Developing integrated fluid handling system with sensors designed to proactively alert ship engineer before a leak occurs

Control Unit Leakage Sensor



Imo's ACG Optiline



Driven by VOC, examples of new products introduced in 2007

Large and Diverse Customer Base and End Markets

2007 Revenues By End Markets



Global Navy
6%
Power Generation
11%
General Industrial (1)
44%
Oil & Gas
15%
Commercial Marine
24%

2007 Revenues By Geography (2)



Asia
16%
United States
24%
Middle East & Africa
7%
Central & South America
3%
Canada
2%
Europe
47%

Blue Chip Customers

Blue chip customer base with no single customer representing more than 3% of sales in 2007

(1) Includes Distribution (11%), Chemical Processing (6%), Building Products (4%), Machinery Support (3%), Wastewater (2%), Heat Transfer (2%), Pulp and Paper (1%), Diesel Engines (1%) and Other (14%).
(2) Revenues based on revenue destination

Serving Fast Growing Infrastructure Driven End Markets

		Estimated Market Size	Market Expectations
Commercial Marine		~$2.0bn	Growth in international trade and high demand for crude oil should continue to create demand for container ships, bulk carriers, tankers and supply vessels
Oil & Gas		~$3.8bn	Activity within the global crude oil market to remain favorable as capacity constraints and global demand drive further development of heavy oil fields where Colfax products excel
Power Generation		~$2.2bn	Activity in Asia and the Middle East to be robust as economic growth and a fundamental under supply of power generation capacity continues to drive significant investment in energy infrastructure projects Efficiency improvements will continue to drive demand in the world's developed economies
Global Navy		~$0.3bn	In the U.S., we expect Congress to continue to appropriate funds for new ship construction for the next generation of naval vessels as older classes are decommissioned. Sovereign nations outside of the U.S. will continue to expand their fleets as they address national security concerns
General Industrial		~$23.4bn	Global infrastructure development will continue to drive increased capital investment and will benefit local suppliers as well as international exporters of fluid handling equipment

Favorable long term demand driven by global infrastructure build

Extensive Global Sales, Distribution and Manufacturing Footprint



Imo AB Stockholm
Houttuin
Allweiler Bottrop
Allweiler Radolfzell
Allweiler Tours
Allweiler Gottmandingen
Portland Valve
Warren
Fairmount Automation
Corporate HQ Richmond
Imo Kentucky
Imo Monroe
Sanford Aberdeen
LSC Houston
Tushaco Daman
Tushaco Vapi
Colfax Wuxi
Americas
~ 700 Associates
2007 Sales (1) = $148mm
% of Revenue: 29%
EMEA
~ 1,000 Associates
2007 Sales (1) = $274mm
% of Revenue: 54%
Asia Pacific
~ 300 Associates
2007 Sales (1) = $83mm
% of Revenue: 16%

Expanding global footprint allows us to serve fast growing, developing markets

(1) Sales figures reflect sales destination. Excludes sales of $1mm to other destinations.

Target Fast Growing Regions

- Capitalize on growth opportunities by offering regionally developed products and solutions
  - Standard packages of Imo and Allweiler products produced at our Greenfield, Wuxi China facility for Commercial Marine
- Continue to invest in sales and marketing capabilities to more effectively serve local Asia Pacific markets
- Leverage application expertise to design fluid handling solutions that cater to heavy crude oil exploration in Latin America, Middle East and Russia
- Utilize Indian / Chinese low cost manufacturing to supply components to other Colfax business units
- Execute acquisitions


Shanghai, China


Assam, India

Colfax

Leading Brands Generating Aftermarket Sales and Services

- Product history dating back to 1860 provides large installed base
- High quality, reliable products used in critical applications
- Tendency for customers to replace "like for like" products
- Significant aftermarket demand for replacement products, spare parts and repair and maintenance services

Imo Pump Est. 1931 Acq. 1997	Warren Pumps Est. 1897 Acq. 1997	ALLWEILER Est. 1860 Acq. 1998
HOUTTUIN Est. 1929 Acq. 1998	Zenith Pumps Est. 1920 Acq. 2004	Portland Valve Est. 1973 Acq. 2004
TUSHACO PUMPS Est. 1967 Acq. 2005	LSC Lubrication Systems Company Est. 1968 Acq. 2007	FAIRMOUNT AUTOMATION Est. 1996 Acq. 2007

Approximately 25% of revenues were derived from aftermarket sales and services in 2007

Continue to Pursue Strategic Acquisitions that Complement Our Platform

Acquisition Initiatives

- Continue to proactively engage with highly strategic targets
- Product, market and geographically focused searches
- Evaluate opportunistic bolt-on companies
- Pursue adjacent fluid handling acquisitions

Acquisition Criteria

- Acquire companies in the fluid handling industry
- Strong brand name recognition
- Leading market position
- Differentiated product technology / highly engineered product
- Complementary end market / geographic focus
- Attain double digit return on investment in the 3rd year

Effective selection and integration of 12 acquisitions since 1995

Asbestos Update

- Claims arise from purchased components previously included in our products
- Significant solvent insurance coverage
- Bad faith lawsuit against insurance carriers increases costs in near term
- Estimated annual liability and related defense costs of $5 - $7 million before potential insurance asset adjustments

Unresolved Claims



60,000
54,000
48,000
42,000
36,000
30,000
59,217
50,020
37,554
2005
2006
2007

Average Cost of Resolved Claims



$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$8,896
$6,194
$5,232
2005
2006
2007

Financial Overview

Financial Performance Overview

Revenue


$600.0
$480.0
$360.0
$240.0
$120.0
$0.0
11.6%
13.9%
28.6%
$309.7
$345.5
$393.6
$506.3

	2004	2005	2006	2007
Existing Businesses	--	5.4%	11.8%	13.5%
Acquisitions	--	6.1%	1.4%	8.0%
FX Translation	--	0.1%	0.8%	7.1%
Total Growth	--	**11.6%**	**13.9%**	**28.6%**

SG&A as a % of Revenue


30.0%
24.0%
18.0%
12.0%
6.0%
0.0%
25.0%
21.6%
20.4%
19.5%
555 bps of Improvement
2004
2005
2006
2007

EBITDA


$150.0
$120.0
$90.0
$60.0
$30.0
$0.0
$68.1
$39.6
$29.6
$138.5
2004
2005
2006
2007

% Margin 22.0% 11.5% 7.5% 27.4%

Adjusted EBITDA (1)


$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
2004 - 2007 CAGR: 29.1%
$41.0
$57.1
$64.8
$88.2
2004
2005
2006
2007

% Margin 13.2% 16.5% 16.5% 17.4%

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Colfax Orders and Backlog

Orders


$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
13.2%
27.7%
$153.6
$173.8
$425.0
$542.9
Q3 2007
Q3 2008
YTD 2007
YTD 2008

	Q3 2007	Q3 2008	YTD 2007	YTD 2008
Existing Businesses	--	5.7%	--	15.7%
Acquisitions	--	1.4%	--	2.0%
FX Translation	--	6.0%	--	10.0%
Total Growth		13.2%		27.7%

Backlog


$400.0
$320.0
$240.0
$160.0
$80.0
$0.0
51.6%
63.3%
45.7%
$118.3
$179.3
$292.8
$263.0
$383.1
2005
2006
2007
-
Q3 2007
Q3 2008

	Q3 2007	Q3 2008
	--	38.8%
	--	5.1%
	--	1.8%
		45.7%

Strong order and backlog growth

Note: Dollars in millions.

Colfax Revenue and Adjusted EBITDA

Revenue



$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
22.4%
22.9%
$125.4
$153.5
$362.6
$445.5
Q3 2007
Q3 2008
-
YTD 2007
YTD 2008

	Q3 2007	Q3 2008		YTD 2007	YTD 2008
Existing Businesses	--	14.3%		--	11.8%
Acquisitions	--	1.0%		--	1.3%
FX Translation	--	7.1%		--	9.8%
Total Growth		**22.4%**			**22.9%**

Adjusted EBITDA (1)



$80.0
$60.0
$40.0
$20.0
$0.0
18.6%
24.2%
$20.3
$24.0
$59.2
$73.5
Q3 2007
Q3 2008
-
YTD 2007
YTD 2008

	Q3 2007	Q3 2008		YTD 2007	YTD 2008
% Margin	16.2%	15.7%		16.3%	16.5%

Consistent track record of profitable sales growth

(1) *Refer to Appendix for Non-GAAP reconciliation*

Note: Dollars in millions.

Income Statement Summary

	Nine Months Ended		Delta	
	9/26/2008	9/28/2007	$	%
Orders	$ 542.9	$ 425.0	$ 117.9	27.7%
Sales	$ 445.5	$ 362.6	$ 82.9	22.9%
Gross Profit	$ 159.4	$ 126.4	$ 33.1	26.2%
% of Sales	35.8%	34.9%		
Adjusted SG&A Expense	$ 92.8	$ 75.3	$ 17.5	23.3%
% of Sales	20.8%	20.8%		
Adjusted Operating Income	$ 62.2	$ 48.0	$ 14.2	29.5%
% of Sales	14.0%	13.2%		
Adusted EBITDA	$ 73.5	$ 59.2	$ 14.3	24.2%
% of Sales	16.5%	16.3%		
Adjusted Net Income	$ 36.2	$ 25.7	$ 10.4	40.6%
% of Sales	8.1%	7.1%		
Adjusted Net Income Per Share	$ 0.82	$ 0.58	$ 0.24	40.6%

Long Term Goals: Annual sales of $1 billion, gross profit margin of 40% & EBITDA margin of 20%

Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions, except per share amounts.

Statement of Cash Flows Summary

	Nine Months Ended	
	9/26/2008	9/28/2007
Net Income	$ (10.9)	$ 35.9
Non-Cash Expenses	9.5	23.2
Change in Working Capital and Accrued Liabilities	(26.3)	(8.6)
Other	(3.0)	(42.2)
Total Operating Activities	**$ (30.7)**	**$ 8.3**
Capital Expenditures	$ (13.3)	$ (9.1)
Acquisitions	-	(29.6)
Total Investing Activities	**$ (13.3)**	**$ (38.7)**
Net Borrowings	$ (107.8)	$ 36.4
Proceeds from IPO, Net of Offering Costs	193.0	-
Dividends Paid	(38.5)	-
Other	(3.4)	(0.2)
Total Financing Activities	**$ 43.3**	**$ 36.2**
Effect of Exchange Rates on Cash	0.6	0.5
(Decrease) Increase in Cash	**(0.2)**	**6.3**
Cash Beginning of Period	48.1	7.6
Cash End of Period	**$ 47.9**	**$ 13.9**

Note: Dollars in millions.

Well Positioned for the Future

Global Leader in Specialty Fluid Handling Products

Proven Application Expertise in Solving Critical Customer Needs

Serving Fast Growing Infrastructure Driven End Markets

Colfax

Leading Brand Names Generating Aftermarket Sales and Services

Experienced Management Team in Place to Grow Organically and Through Strategic Acquisitions

CBS-Driven Culture Focused on Profitable Sales Growth

Appendix

Adjusted net income, adjusted net income per share, adjusted operating income, EBITDA, adjusted EBITDA, adjusted selling, general and administrative expenses, organic sales growth and organic order growth are non-GAAP financial measures. Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense cost (income) and asbestos coverage litigation expense, certain legacy legal charges, certain due diligence costs, as well as one time initial public offering-related costs. Adjusted selling, general and administrative expenses exclude certain legacy legal charges and certain due diligence costs. Adjusted net income also reflects interest expense as if the initial public offering (IPO) had occurred at the beginning of 2007 and presents income taxes at an effective tax rate of 34%. Adjusted net income per share assumes the 44,006,026 shares outstanding at the closing of the IPO to be outstanding since January 1, 2007. Organic sales growth and organic order growth exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of changes in our capital structure and asset base, non-recurring items such as IPO-related costs, legacy asbestos issues (except in the case of EBITDA) and items outside the control of its operating management team.

Colfax™

Non-GAAP Reconciliation

	Three Months Ended		Nine Months Ended	
	September 26, 2008	September 28, 2007	September 26, 2008	September 28, 2007
EBITDA				
Net income (loss)	$ 13,651	$ 25,011	$ (10,950)	$ 35,890
Interest expense	1,951	5,200	9,684	14,416
Provision (benefit) for income taxes	5,329	14,433	(3,772)	21,432
Depreciation and amortization	3,695	3,522	11,345	11,205
EBITDA	$ 24,626	$ 48,166	$ 6,307	$ 82,943
EBITDA margin	16.0%	38.4%	1.4%	22.9%
Adjusted EBITDA				
Net income (loss)	$ 13,651	$ 25,011	$ (10,950)	$ 35,890
Interest expense	1,951	5,200	9,684	14,416
Provision (benefit) for income taxes	5,329	14,433	(3,772)	21,432
Depreciation and amortization	3,695	3,522	11,345	11,205
IPO-related costs	-	-	57,017	-
Legacy legal adjustment	-	-	4,131	-
Due diligence costs	582	-	582	-
Asbestos liability and defense (income) costs	(6,312)	(30,285)	(6,749)	(32,032)
Asbestos coverage litigation expense	5,148	2,387	12,257	8,318
Adjusted EBITDA	$ 24,044	$ 20,268	$ 73,545	$ 59,229
Adjusted EBITDA margin	15.7%	16.2%	16.5%	16.3%

Note: Dollars in thousands.

Colfax Non-GAAP Reconciliation

	Three Months Ended		Nine Months Ended	
	September 26, 2008	September 28, 2007	September 26, 2008	September 28, 2007
Adjusted Net Income and Adjusted Earnings per Share				
Net income (loss)	$ 13,651	$ 25,011	$ (10,950)	$ 35,890
IPO-related costs	-	-	57,017	-
Legacy legal adjustment	-	-	4,131	-
Due diligence costs	582	-	582	-
Asbestos liability and defense (income) costs	(6,312)	(30,285)	(6,749)	(32,032)
Asbestos coverage litigation expense	5,148	2,387	12,257	8,318
Interest adjustment to effect IPO at beginning of period	-	2,143	2,302	5,393
Tax adjustment to 34% effective rate	(926)	9,779	(22,410)	8,172
Adjusted net income	$ 12,143	$ 9,035	$ 36,180	$ 25,741
Adjusted net income margin	7.9%	7.2%	8.1%	7.1%
Shares outstanding at closing of IPO	44,006,026	44,006,026	44,006,026	44,006,026
Adjusted net income per share	$ 0.28	$ 0.21	$ 0.82	$ 0.58
Net income (loss) per share-basic and diluted in accordance with GAAP	$ 0.31	$ 1.14	$ (0.43)	$ 1.02
Adjusted Operating Income				
Operating income (loss)	$ 20,931	$ 44,644	$ (5,038)	$ 71,738
IPO-related costs	-	-	57,017	-
Legacy legal adjustment	-	-	4,131	-
Due diligence costs	582	-	582	-
Asbestos liability and defense (income) costs	(6,312)	(30,285)	(6,749)	(32,032)
Asbestos coverage litigation expense	5,148	2,387	12,257	8,318
Adjusted operating income	$ 20,349	$ 16,746	$ 62,200	$ 48,024
Adjusted operating income margin	13.3%	13.4%	14.0%	13.2%
Adjusted SG&A Expense				
Selling, general and administrative expenses	$ 33,233	$ 26,761	$ 97,516	$ 75,277
Legacy legal adjustment	-	-	4,131	-
Due diligence costs	582	-	582	-
Adjusted selling, general and administrative expenses	$ 32,651	$ 26,761	$ 92,803	$ 75,277

Note: Dollars in thousands, except per share amounts.

Non-GAAP Reconciliation

	2007	2006	2005	2004
EBITDA				
Net (loss) income	$ 64,882	$ 94	$ 12,247	$ 57,306
Interest expense	19,246	14,186	9,026	6,918
(Benefit) provision for income taxes	39,147	3,866	6,907	(6,010)
Depreciation and amortization	15,239	11,481	11,430	9,872
EBITDA	$ 138,514	$ 29,627	$ 39,610	$ 68,086
Adjusted EBITDA				
Net income	$ 64,882	$ 94	$ 12,247	$ 57,306
Interest expense	19,246	14,186	9,026	6,918
Provision (benefit) for income taxes	39,147	3,866	6,907	(6,010)
Depreciation and amortization	15,239	11,481	11,430	9,872
Legacy Asbestos (income) expenses	(50,346)	33,816	18,112	29,412
Discontinued operations expense (income)	-	1,397	(616)	(56,489)
Adjusted EBITDA	$ 88,168	$ 64,840	$ 57,106	$ 41,009

Note: Dollars in thousands.

Colfax Sales and Order Growth

	Sales		Orders	
	$	%	$	%
Three Months Ended September 28, 2007	$ 125.4		$ 153.6	
Components of Growth:				
Organic Growth from Existing Businesses	17.9	14.3%	8.7	5.7%
Acquisitions	1.2	1.0%	2.2	1.4%
Foreign Currency Translation	9.0	7.1%	9.3	6.0%
Total Growth	28.1	22.4%	20.2	13.2%
Three Months Ended September 26, 2008	$ 153.5		$ 173.8	

	Sales		Orders	
	$	%	$	%
Nine Months Ended September 28, 2007	$ 362.6		$ 425.0	
Components of Growth:				
Organic Growth from Existing Businesses	42.7	11.8%	66.8	15.7%
Acquisitions	4.7	1.3%	8.6	2.0%
Foreign Currency Translation	35.5	9.8%	42.5	10.0%
Total Growth	82.9	22.9%	117.9	27.7%
Nine Months Ended September 26, 2008	$ 445.5		$ 542.9	

Note: Dollars in millions.